UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2003

Health Management Associates, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11141	61-0963645

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (239) 598-3131

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit 99.1—Health Management Associates, Inc. Press Release dated April 22, 2003

Item 9. Regulation FD Disclosure.

On April 22, 2003, Health Management Associates, Inc. (the “Company”) issued a press release regarding its financial results for its second quarter ended March 31, 2003. The Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

In addition to being furnished pursuant to Item 9 of Form 8-K, the information contained in this Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K, as directed by the United States Securities and Exchange Commission in release No. 34-47583.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

Date:	April 22, 2003	By:	/s/ ROBERT E. FARNHAM

Robert E. Farnham Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

(99)	Additional Exhibits

Exhibit 99.1	Health Management Associates, Inc. Press Release dated April 22, 2003